UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 4, 2005
Date of Report (Date of earliest event reported)

PAYLESS SHOESOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)

(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Unaudited Condensed Consolidated Balance Sheets and Unaudited Condensed Consolidation Statement of Cash Flows

Item 2.02	Results of Operations and Financial Condition; and
Item 7.01	Regulation FD Disclosure

Payless ShoeSource, Inc. (the “Company”) is providing its preliminary unaudited condensed consolidated balance sheets as of January 29, 2005, and January 31, 2004, and the related unaudited condensed consolidated statements of cash flows for the years then ended. Preliminary unaudited financial results for the fourth quarter and fiscal year ended January 29, 2005, were previously reported on March 1, 2005. Like numerous other retailers and many restaurant chains, the Company undertook a comprehensive review of its accounting treatment for leases and lease-related items and determined that the previous accounting policies used were inappropriate. As a result, the Company decided to correct its accounting practices in this area, and to restate its historical financial statements for fiscal years 2003 and 2002.

Although the Company does not believe that these errors resulted in a material misstatement of the Company’s consolidated financial statements for any annual or interim periods previously reported, the effects of correcting the error in the fourth quarter of fiscal year 2004 would have had a material effect on the Company’s results for the fourth quarter and for fiscal year 2004.

In addition, an error was discovered relating to the Company’s accounting for deferred income taxes. Beginning in a period prior to 1998, deferred income tax assets were understated by approximately $4.5 million. The company recorded a correction that increased deferred income tax assets by approximately $4.5 million, and had no impact on earnings (loss) in fiscal years 2004, 2003 or 2002.

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company has reflected the financial operations of the Parade, Peru and Chile stores and a small number of Payless stores as discontinued operations. The unaudited condensed consolidated balance sheet as of January 31, 2004, and the related unaudited condensed consolidated statement of cash flows for the year then ended have been reclassified to conform to the January 29, 2005 presentation.

Item 9.01	Financial Statements and Exhibits

Exhibits:

99.1	Unaudited condensed consolidated balance sheets as of January 29, 2005, and January 31, 2004, and the related unaudited condensed consolidated statements of cash flows for the years then ended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLESS SHOESOURCE, INC.
Date: April 4, 2005	By:	/s/ Ullrich E. Porzig
Ullrich E. Porzig
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Unaudited condensed consolidated balance sheets as of January 29, 2005, and January 31, 2004, and the related unaudited condensed consolidated statements of cash flows for the years then ended